EXHIBIT 10-Q(i)

             FIRST AMENDMENT TO THE PROFIT SHARING PLAN OF PRIORITY
                     HEALTHCARE CORPORATION AND AFFILIATES

WHEREAS, Priority Healthcare corporation (The "Company") established a Profit Sharing Plan, including a cash or deferred arrangement, known as the Profit Sharing Plan of Priority Healthcare Corporation and Affiliates (the "Plan") pursuant to the terms of the PRISM(R) Prototype Retirement Plan and Trust Basic Plan Document #5 (the "Prototype Plan"), by executing the PRISM(R) Prototype Retirement Plan and Trust 401(k) Profit Sharing Plan (Nonstandardized) Adoption Agreement (the "Adoption Agreement") on January 1, 1999; and

WHEREAS, the Company has acquired another operating division operating under the name Pharmacy Plus, Inc., effective July 1, 1999. The Company wishes to recognize the past service of these employees for eligibility to begin participation in the Plan and for vesting purposes, as well.

NOW THEREFORE,

BE IT RESOLVED, that effective July 1, 1999, the Company amends the provisions of Items B.4.j.(v) and (vi) of the Adoption Agreement to provide as follows:

B. BASIC PLAN PROVISIONS:

   ...

   4. DEFINITIONS:

   ...
   j. YEAR OF SERVICE shall mean:

   ...

   v X For ELIGIBILITY purposes, Years of Service with the following Predecessor Employers shall count in fulfilling the eligibility requirements for this Plan: Pharmacy Plus, Inc.

   vi X For VESTING purposes, Years of Service with the following Predecessor Employers shall count for purposes of determining the nonforfeitable amount of a Participant's account: Pharmacy Plus, Inc.

AND BE IT FURTHER RESOLVED, that except as AMENDED herein, all other provisions of the Profit Sharing Plan of Priority Healthcare Corporation and affiliates shall remain effective as set forth in the Adoption Agreement.

SUCCESSOR PLAN SPONSOR:  PRIORITY HEALTHCARE CORPORATION

BY: /s/ BARBARA J. LUTTRELL                     DATED: 6/14/99
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      Barbara J. Luttrell

TRUSTEE:  KEYTRUST COMPANY OF INDIANA, NATIONAL ASSOCIATION

By:                                             Dated:
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